SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)
November 01, 1995

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as seller under a Pooling and Servicing Agreement dated as of November 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series
1995-S17)


          Residential Funding Mortgage Securities I, Inc.

      (Exact name of registrant as specified in its charter)

       DELAWARE             33-54227             75-2006294
(State or                 (Commission         (I.R.S.
other Jurisdiction        File Number)        Employer
of Incorporation)                            Identification
                                              No.)

 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota   55437
 (Address of Principal  (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code, is
(612) 832-7000


Item 7.       Financial Statements, Pro Forma Financial
Information and Exhibits.

              (a)    Not applicable

              (b)    Not applicable

              (c)    Exhibits:

              1. Pooling and Servicing Agreement, dated as of November 1, 1995 among Residential Funding Mortgage
Securities I, Inc. as seller, Residential Funding
Corporation, as master servicer, and Bankers Trust
Company, as trustee.



                                  SIGNATURES

              Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RESIDENTIAL FUNDING
                                          MORTGAGE SECURITIES
                                          I, INC.


                                          By:

                                          Name:  Jill M. Johnson
                                          Title:   Vice President


Dated:  November 29, 1995



                                   EXHIBITS